  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to § 240.14a-12

Aytu BioScience, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AYTU BIOSCIENCE, INC.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 12, 2019

To the Stockholders of Aytu BioScience, Inc.:

The 2019 Annual Meeting of Stockholders of Aytu BioScience, Inc. will be held at the Corporate Office at 373 Inverness Pkwy, Ste 206, Englewood, CO 80112, on April 12, 2019, at 10:00 a.m. Mountain Standard Time, for the following purposes:

1.
To elect six directors named in the proxy statement to serve until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To approve for purposes of complying with NASDAQ Listing Rule 5635(d), the closing of the transactions (the “Exchange Transactions”) contemplated by that certain Exchange Agreement (the “Exchange Agreement”) between the Aytu BioScience, Inc. (the “Company”) and Armistice Capital Master Fund Ltd. (“Armistice”), pursuant to which the Company has agreed, subject to stockholder approval, to exchange the Promissory Note, dated November 29, 2018, issued by the Company to Armistice in the principal amount of $5,000,000 (the “Note”) for: 3,120,064 shares of common stock of the Company, 2,751,148 shares of Series E Convertible Preferred Stock of the Company (the “Preferred Shares”), and a Common Stock Purchase Warrant (the “Warrant”) exercisable for 4,403,409 shares of common stock of the Company (such proposal referred to herein as the “Exchange Agreement Proposal”);

3.
To ratify the appointment of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

4.
To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes for the Exchange Agreement Proposal (the “Adjournment Proposal”); and

5.
To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on February 14, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Englewood, Colorado for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 12, 2019.  The proxy statement and annual report to shareholders are available at www.proxyvote.com. We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2018 Annual Report to Stockholders, which is our Annual Report on Form 10-K for the year ended June 30, 2018 (the “2018 10-K”)) to stockholders via the Internet. On or about [●], 2019, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2018 Annual Report to Stockholders and how to vote. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Englewood, Colorado
Dated: [●], 2019

By Order of the Board of Directors

/s/ Joshua Disbrow
Joshua R. Disbrow
Chairman and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING

Q:
Who may vote at the meeting?

A:
Our Board of Directors has set February 14, 2019 as the record date for the annual meeting of stockholders. If you owned shares of our common stock at the close of business on February 14, 2019, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of February 14, 2019, there were 12,455,435 shares of our common stock outstanding and entitled to vote at the meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Issuer Direct, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the Notice of Internet Availability of Proxy Materials.

Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

●
are present and entitled to vote in person at the meeting; or

●
properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:
What proposals will be voted on at the meeting?

A:
The four proposals to be voted on at the meeting are as follows:

1.
To elect the six directors named in the proxy statement to serve until the 2020 Annual Meeting of Stockholders or until their successors have been elected and qualified;

2.
To approve the Exchange Agreement Proposal;

3.
To approve the Adjournment Proposal; and

4.
To ratify the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2019.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:
Can I access these proxy materials on the Internet?

A:
Yes. The Notice of Annual Meeting, Proxy Statement, and 2018 Annual Report to Stockholders (which is the 2018 10-K), are available for viewing, printing, and downloading at www.proxyvote.com. Our 2018 10-K is also available under the Investors—SEC Filings section of our website at www.aytubio.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:
How may I vote my shares in person at the meeting?

A:
If your shares are registered directly in your name with our transfer agent, Issuer Direct, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:
How can I vote my shares without attending the meeting?

A:
Whether you hold shares as a stockholder of record or beneficially in street name, you may vote without attending the meeting. If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●
Via the Internet by accessing the proxy materials on the secured website https://www.proxyvote.com and following the voting instructions on that website;

●
Via telephone by calling toll free 1-800-690-6903 in the United States and following the recorded instructions; or

●
By completing, dating, signing and returning a proxy card, if you received our proxy materials in the mail.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on April 11, 2019. If stockholders have any questions or need assistance voting their proxy, please call David Green, our Chief Financial Officer, at our headquarters at 1-720-437-6580. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Q:
How can I change my vote after submitting it?

A:
If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

●
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112;

●
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before or at the meeting and before the taking of the vote, at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112;

●
Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

●
If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on April 11, 2019 (your latest telephone or internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answers to the two previous questions.

Q:
Where can I find the voting results of the meeting?

A:
We will announce preliminary voting results at the annual meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the annual meeting.

Q:
For how long can I access the proxy materials on the Internet?

A:
The Notice of Annual Meeting, Proxy Statement and 2018 Annual Report to Stockholders are also available, free of charge, in PDF and HTML format under the Investors—SEC Filings section of our website at www.aytubio.com and will remain posted on this website at least until the conclusion of the meeting.

AYTU BIOSCIENCE, INC.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
APRIL 12, 2019

This proxy statement has been prepared by the management of Aytu BioScience, Inc. “We,” “our” and the “Company” each refers to Aytu BioScience, Inc.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our 2018 Annual Report to Stockholders, including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials will first be available on the Internet on or about [●], 2019. We will mail a Notice of Internet Availability of Proxy Materials on or about [●], 2019 to our stockholders of record and beneficial owners as of February 14, 2019, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on February 14, 2019. As of February 14, 2019, there were 12,455,435 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the outstanding shares of our capital stock entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. When a broker, bank, or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting, the broker, bank, or other nominee will inform the inspector of election that it does not have the authority to vote on the “non-discretionary” matters with respect to shares held for beneficial owners which did not provide voting instructions with respect to the “non-discretionary” matters.  This situation is commonly referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, or ABSTAIN with respect to any matters.

Prior to the execution of the Exchange Agreement, the Company and Armistice entered into a Waiver of Blocker pursuant to which the Company and Armistice waived the beneficial ownership limitation contained in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, solely with respect to Armistice. As a result, as of the record date Armistice holds 2,348,217 shares of Common Stock, or approximately 19.0% of the outstanding voting stock of the Company, and will be entitled to vote all of these shares at the Annual Meeting, including with respect to the Exchange Agreement Proposal.

Assuming the presence of a quorum at the meeting:

●
The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the six nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

●
The approval of the Exchange Agreement Proposal will require the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

●
The approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

●
The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

We strongly encourage you to vote your shares promptly. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our Board of Directors shall be determined solely and exclusively by resolution duly adopted from time to time by our Board. There are six directors presently serving on our Board, and the number of directors to be elected at this annual meeting is six. Our full Board has proposed the six nominees listed below (who are our current directors) for re-election to the Board for a one-year term.

Our Board has determined that, under NASDAQ rules, all of our directors are independent, except for Mr. Disbrow and Mr. Mehta. In addition to the specific bars to independence set forth in the NASDAQ rules, we also consider whether a director or his affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage or adoption to any other nominee or any of our executive officers, except that Joshua Disbrow and Jarrett Disbrow, our Chief Operating Officer, are brothers.

Directors with Terms Expiring in 2019

Name	Age	Director Since	Position(s) with Aytu
Joshua R. Disbrow	44	January 2016	Chairman & Chief Executive Officer, Director
Gary V. Cantrell	63	July 2016	Director
Carl C. Dockery	55	April 2016	Director
John A. Donofrio, Jr.	51	July 2016	Director
Michael E. Macaluso	66	April 2016	Director
Ketan B. Mehta	57	November 2018	Director

Joshua R. Disbrow – Chairman and Chief Executive Officer

Joshua R. Disbrow has been employed by us since April 16, 2015 and a member of our Board of Directors since January 2016. Prior to the closing of the merger with Luoxis Diagnostics, Inc. and Vyrix Pharmaceuticals, Inc. that formed Aytu BioScience, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow served as the Chief Operating Officer of Ampio Pharmaceuticals, Inc. (“Ampio”) from December 2012 until April 2015. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals LLC (“Arbor”), a specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as that company’s second full-time employee. Mr. Disbrow led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $127 million in net sales in 2011. By the time Mr. Disbrow departed Arbor in late 2012, he handled the growth of the commercial organization to comprise over 150 people in sales, marketing sales training, managed care, national accounts, and other commercial functions. Mr. Disbrow has spent over 21 years in the pharmaceutical, diagnostic and medical device industries and has held positions of increasing responsibility in sales, commercialization, sales management, commercial operations and commercial strategy. Prior to joining Arbor, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Prior to joining Cyberonics he was the Director of Marketing at LipoScience Inc., an in vitro diagnostics company. Mr. Disbrow holds an MBA from Wake Forest University and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Gary V. Cantrell – Director

Gary Cantrell joined our Board of Directors in July 2016. He has 30 years of experience in the life sciences industry ranging from clinical experience as a respiratory therapist to his current executive consulting business as Principal of Averaden, LLC, where he has served since July 2015. Prior to his service at Averaden, LLC, Mr. Cantrell consulted exclusively with Mayne Pharma Group Limited (“Mayne”) (ASX: MYX) as Business Development Executive focused on acquiring branded prescription assets for Mayne’s U.S. Specialty Brands Division, a position he held from July 2015 to October 2017. Mr. Cantrell served as CEO of Yasoo Health Inc. (“Yasoo”), a global specialty nutritional company from 2007 through June 2015, highlighted by the sale of its majority asset AquADEKs to Actavis Generics in March 2016. Previously, he was President of The Catevo Group, a U.S.-based healthcare consulting firm. Prior to that, he was Executive Vice President, Sales and Marketing for TEAMM Pharmaceuticals Inc., an Accentia Biopharmaceuticals company, where he led all commercial activities for a public specialty pharmaceutical business. His previous 22 years were at GlaxoSmithKline plc where he held progressively senior management positions in sales, marketing and business development. Mr. Cantrell is a graduate of Wichita State University and serves as an advisor to several emerging life science companies. He served as a director for Yasoo Health Inc., Yasoo Health Limited and Flexible Stenting Solutions, Inc., a leading developer of next generation peripheral arterial, venous, neurovascular and biliary stents, which was sold to Cordis, while a Division of Johnson & Johnson in March 2013. Mr. Cantrell served as a director of Vyrix from February 2014 to April 2015. Mr. Cantrell’s experience in consulting and executive management within the pharmaceutical industry led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Carl C. Dockery – Director

Carl Dockery joined our Board of Directors in April 2016. Mr. Dockery is a financial executive with 30 years of experience as an executive in the insurance and reinsurance industry and more recently since 2006 as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as secretary of Crossroads Insurance Co. Ltd. of Bermuda and as vice president of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. Mr. Dockery serves as a director of CytoDyn Inc. (OTCQB: CYDY), a biotechnology company. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company, led to the conclusion that he should serve as a director of our Company in light of our business and structure.

John A. Donofrio, Jr. – Director

John Donofrio joined our Board of Directors in July 2016. He is a senior finance executive with 24 years of experience in the pharmaceutical industry across a broad range of areas, including consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. He has served as the Chief Financial Officer and Head of Business Development at TrialCard since March of 2018. TrialCard is a technology-driven pharmaceutical services company providing patient access and support programs to the pharmaceutical and biotechnology industries. Prior to joining TrialCard, Mr. Donofrio was the Chief Financial Officer and Head of North American Business Development for Merz North America, or Merz, since August 2013. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the United States and Canada. At Merz, Mr. Donofrio was accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico for Stiefel, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. He was also the Senior Finance Partner accountable for the U.S. Specialty Business Units of GlaxoSmithKline plc. Mr. Donofrio served as a director of Vyrix from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s financial expertise and experience in the pharmaceutical industry, led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Michael Macaluso – Director

Michael Macaluso joined our Board of Directors in April 2015. Mr. Macaluso is also the Chairman and Chief Executive Officer of Ampio. Mr. Macaluso has been a member of Ampio’s board of directors since March 2010 and Ampio’s Chief Executive Officer since January 2012. Mr. Macaluso served in the roles of president and Chief Executive Officer of Isolagen, Inc. (AMEX: ILE) from June 2001 until September 2004. Mr. Macaluso also served on the board of directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm. Mr. Macaluso’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Ketan B. Mehta – Director

Ketan B. Mehta joined our Board of Directors in November 2018. Mr. Mehta is the President and CEO and founder of Tris Pharma. Before founding Tris Pharma in 2000, Mr. Mehta worked for Capsugel (formerly a division of Pfizer) in sales, marketing and business development for eight years. Prior to Capsugel, he spent approximately six years as a pharmaceutical scientist for three different large pharmaceutical companies. Mr. Mehta is a pharmacist by education and holds an MS degree in Pharmaceutical Sciences from the University of Oklahoma. The Board of Directors believes that Mr. Mehta’s experience as a founder and CEO of a pharmaceutical company makes him a valuable member of the Board of Directors.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the six nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR all six of the director nominees listed above.

Unless marked otherwise, proxies received will be voted “FOR” the approval of all six of the director nominees listed above.

PROPOSAL NO. 2 — EXCHANGE AGREEMENT PROPOSAL

Overview

The Company and the Board of Directors have determined that it is in the best interests of the Company and its stockholders to exchange the Promissory Note, dated November 29, 2018, issued by the Company to Armistice in the principal amount of $5,000,000 (the “Note”), for: (1) 3,120,064 shares of Common Stock of the Company, (2) 2,751,148 shares of Series E Convertible Preferred Stock of the Company, and (3) a Common Stock Purchase Warrant exercisable for 4,403,409 shares of Common Stock of the Company (the “Exchange Securities”), and the Company desires to issue the Exchange Securities in exchange for the cancellation of the Note and the satisfaction of all principal and interest owed thereunder. The exchange of the Note for the Exchange Securities, and the other terms of the transactions contemplated thereby, are subject to the terms and conditions of the Exchange Agreement between the Company and Armistice included in this proxy statement as Appendix A, including the condition that the Company receive stockholder approval. The Exchange Agreement also includes the forms of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock and the Common Stock Purchase Warrant to be issued to Armistice.

Purpose of this Proposal

The purpose of the Exchange Agreement Proposal is to approve the closing by the Company of the Exchange Transactions set forth in the Exchange Agreement, including the issuance of the Exchange Securities, the filing of the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, and the issuance of the Common Stock Purchase Warrant to Armistice.

Background of the Exchange Transaction

On November 29, 2018, the Company issued a secured, 8%, three-year, $5.0 million promissory note (the “Note”) to Armistice in connection with the Company’s acquisition of a license for Tuzistra XR and a complementary antitussive pending FDA review. On January 7, 2019, Armistice made an unsolicited offer to the Company to exchange the Note for a combination of common stock and warrants at a discount to the market price of the Company’s common stock of $0.03 per share, or a discount of approximately 3.3%. Mr. Disbrow negotiated initial terms with Armistice at that time and then on January 8, 2019 submitted the proposal to the Company’s Board of Directors.

On January 11, 2019, the Company’s Board of Directors met to discuss the proposal from Armistice. The Company’s outside legal counsel instructed the Board of Directors on its fiduciary duties related to considering the proposal, to which the Board asked questions and a discussion ensued. The Company’s management team then explained the terms of the proposed transaction to the Board and its views on the advantages and disadvantages of accepting the proposal. The management team and the Company’s outside legal counsel explained the risks of having such a large stockholder, the importance of structuring any transaction in a way that would protect the Company’s existing stockholders, and Armistice’s history with other companies where it holds a similar significant position in such companies’ stock. Ultimately, the Board determined that while the Note was important for the Company in order for it to quickly execute its transaction with TRIS Pharma, Inc. in November 2018, given the size of the Company and its current capitalization that it would be in the best interests of the Company and its stockholders to continue negotiating with Armistice to see if the exchange of the Note could occur on terms more favorable to the Company’s stockholders. The Board discussed ways that the exchange of the Note could be structured that would better protect the Company’s stockholders, including through the usage of convertible preferred stock with a mechanism that would prohibit Armistice from at any time owning more than 40% of the Company’s outstanding shares of common stock (and the voting power associated with the Company’s common stock). The Board directed the Company’s management team to continue discussions with Armistice and to negotiate more favorable terms for the Company’s stockholders, including but not limited to the usage of convertible preferred stock.

Subsequent to the meeting of the Board of Directors, the Company’s management team continued its negotiations with Armistice over the terms of the proposed transaction.

On January 14, 2019, the Board of Directors met to further discuss the proposal from Armistice. Mr. Disbrow reported on his conversations with Armistice. He explained that Armistice was amenable to revising the structure of the proposed transaction to address the Board’s concerns, including by agreeing to receive a portion of the consideration in convertible preferred stock with a blocking mechanism that would prohibit Armistice from at any time owning more than 40% of the Company’s outstanding shares of common stock. In addition, the Company’s management team was able to negotiate for the warrant to be issued to include more Company-favorable terms than the warrant issued in the Company’s last public offering. The Board discussed these improved terms and had additional discussion surrounding the risks associated with the transaction. After a lengthy discussion, the Board directed the Company’s management team to prepare and negotiate a term sheet with Armistice setting forth the terms of the proposed transaction.

Subsequent to the meeting of the Board of Directors, the Company’s management team and outside legal counsel prepared a term sheet for the proposed transaction and negotiated the term sheet with Armistice.

On January 17, 2019, the Board of Directors met to review and discuss proposed transaction with Armistice. Mr. Disbrow reported that management was able to successfully negotiate a term sheet with Armistice on the terms presented previously to the Board, with the only new term required by Armistice being the inclusion of a fundamental transaction provision in the warrant at the request of Armistice. However, Mr. Disbrow reported that the management team was able to negotiate with Armistice to include a more Company-favorable version of the fundamental transaction provision. After reviewing the term sheet and a discussion with the Company’s management team and outside legal counsel, the Board approved the term sheet and instructed the Company’s management team to execute the term sheet and begin negotiating definitive agreements.

Subsequent to the meeting of the Board of Directors, the Company and Armistice executed a term sheet and began negotiating definitive agreements for the transaction.

On January 29, 2019, the Board of Directors met and discussed the status of the Armistice transaction. The Company’s management team reported that it had negotiated definitive agreements for the transaction and that the management team was waiting on approval from NASDAQ before providing proposed final drafts to the Board.

On February 5, 2019, the Company’s management team provided the proposed definitive agreements to the Board of Directors for review and comment. Ultimately, the Board of Directors approved the transaction documents, including the Exchange Agreement attached hereto as Appendix A, and directed the Company’s management team to execute the Exchange Agreement and submit the Exchange Agreement Proposal to the Company’s stockholders for approval. Subsequent to this decision by the Board of Directors, the Company’s management team executed the Exchange Agreement.

Description of the Exchange Transactions

Exchange Agreement

On February 5, 2019, the Company and Armistice entered into the Exchange Agreement, pursuant to which Armistice agreed, subject to receipt of stockholder approval, to exchange the Note with the Company for: (1) 3,120,064 shares of Common Stock of the Company, (2) 2,751,148 shares of Series E Convertible Preferred Stock of the Company, and (3) a Common Stock Purchase Warrant exercisable for 4,403,409 shares of Common Stock of the Company. The Company agreed to issue the Exchange Securities in exchange for the cancellation of the Note and the satisfaction of all principal and interest owed thereunder. The exchange of the Note for the Exchange Securities, and the other terms of the transactions contemplated thereby, is subject to the terms and conditions of the Exchange Agreement. The Exchange Agreement includes the forms of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock and the Common Stock Purchase Warrant issued to Armistice.

The Exchange Agreement contains standard representations, warranties and covenants of the Company and Armistice.  The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of the Exchange Agreement and as of specific dates; were solely for the benefit of the parties to the Exchange Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to our stockholders. Stockholders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in public disclosures or statements by the Company. Accordingly, stockholders should read the representations and warranties in the Exchange Agreement not in isolation but only in conjunction with the other information about the Company that the Company included in reports, statements and other filings made with the SEC. The foregoing summary of the Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Agreement, a copy of which is attached as Appendix A and is incorporated by reference herein.

After giving effect to the Exchange Transactions, Armistice will own 5,468,281 shares of Common Stock, 2,751,148 shares of Series E Convertible Preferred Stock and warrants to purchase 7,392,298 shares of Common Stock.

 Series E Preferred Stock

General. In connection with the closing of the Exchange Transactions under the Exchange Agreement, the Company’s board of directors will designate shares of its preferred stock as Series E Preferred Stock. The preferences and rights of the Series E Preferred Stock will be as set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Series E Certificate of Designation”) and is included as an exhibit to the Exchange Agreement, which is included as Appendix A.

Conversion. Each share of Series E Preferred Stock will be initially convertible at any time at the holder’s option into one share of Common Stock, which conversion ratio will be subject to adjustment for stock splits, stock dividends, distributions, subdivisions and combinations. Notwithstanding the foregoing, the Series E Certificate of Designation will further provide that the Company shall not effect any conversion of the Series E Preferred Stock to the extent that, after giving effect to an attempted conversion, Armistice (together with its affiliates, and any persons acting as a group together with Armistice or any of its affiliates) would beneficially own a number of shares of Common Stock in excess of 40% of the shares of the Company’s Common Stock then outstanding after giving effect to such exercise.

Fundamental Transaction. In the event the Company consummates a merger or consolidation with or into another person or other reorganization event in which the Company’s Common Stock is converted or exchanged for securities, cash or other property, or the Company sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its assets or it or another person acquires 50% or more of the Company’s outstanding shares of Common Stock, then following such event, the holders of the Series E Preferred Stock will be entitled to receive upon conversion of such Series E Preferred Stock the same kind and amount of securities, cash or property which the holders would have received had they converted their Series E Preferred Stock immediately prior to such fundamental transaction. Any successor to the Company or surviving entity shall assume the obligations under the Series E Preferred Stock.

Liquidation Preference. In the event of a liquidation, the holders of Series E Preferred Stock will be entitled to participate on an as-converted-to-common-stock basis with holders of the Common Stock in any distribution of assets of the Company to the holders of the Common Stock.

Voting Rights. With certain exceptions, as described in the Series E Certificate of Designation, the Series E Preferred Stock will have no voting rights. However, as long as any shares of Series E Preferred Stock remain outstanding, the Series E Certificate of Designation provides that the Company shall not, without the affirmative vote of holders of a majority of the then-outstanding shares of Series E Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series E Preferred Stock or alter or amend the Series E Certificate of Designation, (b) amend the Company’s certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders, (c) increase the number of authorized shares of Series E Preferred Stock or (d) enter into any agreement with respect to any of the foregoing.

Dividends. The Series E Certificate of Designation will provide, among other things, that we shall not pay any dividends on shares of Common Stock (other than dividends in the form of Common Stock) unless and until such time as the Company pays dividends on each share of Series E Preferred Stock on an as-converted basis. Other than as set forth in the previous sentence, the Series E Certificate of Designation will provide that no other dividends shall be paid on shares of Series E Preferred Stock and that the Company shall pay no dividends (other than dividends in the form of Common Stock) on shares of Common Stock unless the Company simultaneously complies with the previous sentence.

Repurchase Restrictions. The Series E Certificate of Designation will not provide for any restriction on the repurchase of Series E Preferred Stock by the Company while there is any arrearage in the payment of dividends on the Series E Preferred Stock. There will be no sinking fund provisions applicable to the Series E Preferred Stock.

Redemption. The Company will not be obligated to redeem or repurchase any shares of Series E Preferred Stock. Shares of Series E Preferred Stock will not otherwise be entitled to any redemption rights or mandatory sinking fund or analogous fund provisions.

Exchange Listing. The Company does not intend to apply for listing of the Series E Preferred Stock on any securities exchange or other trading system.

The foregoing summary of the Series E Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Series E Certificate of Designation, a copy of which is attached as Exhibit A to the Exchange Agreement, which is in turn attached as Appendix A hereto and is incorporated by reference herein.

Common Stock Purchase Warrant

General. If the Exchange Agreement Proposal is approved by the Company’s stockholders, the Company will issue to Armistice a Common Stock Purchase Warrant to purchase 4,403,409 shares of Common Stock of the Company (the “Warrant”). A description of the material terms of the Warrant is included below. The Warrant entitles Armistice to purchase 4,403,409 shares of the Company’s Common Stock at an exercise price of $1.00 per share, subject to adjustment as discussed below. The Warrant will expire on the five-year anniversary of issuance, or earlier upon redemption or liquidation.

Exercise. The Warrant may be exercised by providing an executed notice of exercise form followed by full payment of the exercise price or on a cashless basis, if applicable. Armistice does not have the rights or privileges of holders of Common Stock or any voting rights with respect to the shares of Common Stock represented by the Warrant until it exercises the Warrant and receives its shares of Common Stock. After the issuance of shares of Common Stock upon exercise of the Warrant, Armistice will be entitled to one vote for each share held of record on all matters to be voted on by stockholders generally.

Beneficial Ownership Limitation. Armistice will be subject to a requirement that it will not have the right to exercise the Warrant to the extent that, after giving effect to such exercise, Armistice (together with its affiliates) would beneficially own in excess of 40% of the shares of Common Stock of the Company outstanding immediately after giving effect to such exercise.

Anti-Dilution Protection. If the number of outstanding shares of Common Stock (i) is increased by a stock dividend payable in shares of Common Stock, (ii) is increased by a split-up of shares of Common Stock, (iii) is decreased by a combination of outstanding shares of Common Stock, or (iv) is reclassified by the issuance of any shares of common stock of the Company then, on the effective date of such event, the exercise price of the Warrant will be multiplied by a fraction of which the numerator is (x) the number of shares of Common Stock outstanding immediately prior to such event and the denominator is (y) the number of shares of Common Stock outstanding immediately after such event, and the number of shares of Common Stock issuable upon exercise of the Warrant will be proportionately adjusted such that the aggregate exercise price will remain unchanged. Such adjustment will be effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and will be effective immediately after the effective date in the case of a subdivision, combination or re-classification.

In addition, if the Company, at any time while the Warrant is outstanding and unexpired, grants, issues or sells any (i) securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, or (ii) rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Armistice will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which it could have acquired if it had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant immediately before the date on which a record is taken or the record holders are determined for the grant, issuance or sale of such Purchase Rights.

If the Company, at any time while the Warrant is outstanding and unexpired, declares or makes any dividend or other distribution of assets to holders of Common Stock, by way of return of capital or otherwise, at any time after the issuance of the Warrant, then Armistice shall be entitled to participate in such distribution to the same extent that it would have participated therein had it held the number of shares of Common Stock acquirable upon complete exercise of the Warrant immediately before the date of which a record is taken or the record holders are determined for such distribution.

Fundamental Transaction. In the event of a “fundamental transaction” then, upon a subsequent exercise of the Warrant, Armistice will have the right to purchase and receive the same kind and amount of consideration receivable by the stockholders of the Company in such fundamental transaction. The Company will cause the surviving company in a fundamental transaction to assume the obligations of the Company under the Warrant. For purposes of the Warrant, a “fundamental transaction” includes, subject to certain exceptions, (i) any reclassification, reorganization or recapitalization of the Common Stock of the Company, (ii) any merger or consolidation of the Company with or into another corporation, (iii) any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or more transactions, (iv) any, direct or indirect, purchase offer, tender offer or exchange offer is completed pursuant to which stockholders are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock of the Company, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock of the Company.

Amendments. The Warrant provides that the terms of the Warrant may be amended only in a writing signed by the Company and Armistice.

The issuance of the Warrant is not expected to affect the rights of the Company’s existing security holders, other than with respect to potential dilution as a result of an increase in the number of shares of Common Stock outstanding if Armistice exercises the Warrant.

The foregoing summary of the Warrant does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrant, a copy of which is attached as Exhibit B to the Exchange Agreement, which is in turn attached as Appendix A hereto and is incorporated by reference herein.

Why does the Company Need Stockholder Approval?

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” In order to comply with the NASDAQ 20% Rule and to satisfy conditions under the Exchange Agreement, we are seeking stockholder approval for the Exchange Agreement Proposal.

The NASDAQ 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the “Minimum Price” of such securities if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. The “Minimum Price” in the context of the Exchange Agreement Proposal means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the Exchange Agreement; or (ii) the average closing price of the common stock of the Company (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Exchange Agreement.

The aggregate number of shares of common stock and securities issuable upon the conversion or exercise of the Preferred Shares and the Warrant, as applicable, will exceed 20% of our outstanding common stock on the date before we close the transaction and could potentially be issued at a price less than the Minimum Price of the shares on the applicable date.

To meet the requirements of the NASDAQ 20% Rule, we need stockholder approval under the listing rules of NASDAQ to approve the Exchange Agreement Proposal and the issuances contemplated by the Exchange Agreement.

What is the Effect on Current Stockholders if the Exchange Agreement Proposal is Approved?

If stockholders approve the Exchange Agreement Proposal, the number of shares of common stock outstanding will be increased. As a result, our current stockholders (other than Armistice) will own a smaller percentage of the outstanding shares of common stock. However, based upon the Company’s capital structure as of December 31, 2018, the Exchange Transactions, including the retirement of the Note, will increase the net tangible book value per share of common stock and therefore, based on generally accepted accounting principles, will have an anti-dilutive impact on our current stockholders. After giving effect to the issuance by the Company of the securities to be issued in the Exchange Transactions at a price of $0.88 per share of common stock or preferred stock and warrant, our net tangible book value as of December 31, 2018 would have been approximately $4.7 million or $0.26 per share of common stock. This amount represents an immediate increase in net tangible book value of $0.29 per share to our current stockholders. The following table demonstrates the effect of the Exchange Transactions on our current stockholders:

Net tangible book value per share as of December 31, 2018	$(0.03)
Increase in net tangible book value per share attributable to the Exchange Transactions	$0.29
Pro forma net tangible book value per share after the Exchange Transactions	$0.26

The above table is based on 10,504,769 shares of common stock outstanding as of December 31, 2018, and:

●
assumes no exercise of options to purchase an aggregate of 1,787 shares of common stock with a weighted average exercise price of $325.96, issued and outstanding under our 2015 Stock Plan and outstanding and exercisable on December 31, 2018;
●
assumes no exercise of warrants to purchase 12,306,261 shares of common stock with a weighted average exercise price of $5.24 per share outstanding on December 31, 2018;
●
assumes the conversion of 1,900,000 shares of Series C Convertible Preferred Stock by Armistice, but not the conversion of 2,310,329 shares of Series C Convertible Preferred Stock held by other holders; and
●
assumes no conversion of 400,000 shares of Series D Convertible Preferred Stock.

What control will Armistice have over the Company if the Exchange Agreement Proposal is Approved?

If the Exchange Agreement Proposal is approved, Armistice will be entitled to hold at any time up to 40% of the outstanding shares of common stock of the Company, which means that Armistice could hold up to 40% of the voting power of the Company’s outstanding shares. As a result, while Armistice would not have de facto voting control, Armistice will be in a position to exercise significant influence over any vote of the Company’s stockholders and may also have greater influence over the Company in other matters.

Interests of Directors

Steven J. Boyd is the Chief Investment Officer and founder of Armistice. Following the issuance of the Note to Armistice, the Company expanded the size of its Board of Directors by two seats and anticipates electing Steven J. Boyd to fill one of the vacancies after the Annual Meeting, although the appointment of Mr. Boyd is not tied in any way to whether the Exchange Agreement Proposal is approved by the Company’s stockholders. The other vacancy was filled by Ketan B. Mehta.

Vote Required

Approval of the Exchange Agreement Proposal requires the affirmative vote of a majority of the total votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the approval of the Exchange Agreement Proposal.

Unless marked otherwise, proxies received will be voted “FOR” the approval of the Exchange Agreement Proposal.

 PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Plante Moran, Denver, Colorado, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2019. While our Board is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment.

Effective October 1, 2018, EKS&H LLLP (“EKS&H”), the independent registered public accounting firm for the Company, combined with Plante Moran. As a result of this transaction, on October 19, 2018, the Company engaged Plante Moran as the new independent registered public accounting firm for the Company, and EKS&H resigned.

During the two most recent fiscal years ended June 30, 2018 and 2017, and through the subsequent interim period preceding the appointment of Plante Moran, there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended June 30, 2018 and 2017 and through the subsequent interim period preceding the appointment of Plante Moran, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of EKS&H on the Company’s financial statements for the years ended June 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report of EKS&H on the Company’s financial statements for the year ended June 30, 2018 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended June 30, 2018 and 2017 and through the subsequent interim period preceding Plante Moran’s engagement, the Company did not consult with Plante Moran on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company's financial statements, and Plante Moran did not provide either a written report or oral advice to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EKS&H a copy of the disclosures in this proxy statement, which were filed on October 22, 2018 in the Company’s Current Report on Form 8-K, and requested that EKS&H furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the Company’s statements. A copy of the original letter filed on October 22, 2018 in the Company’s Current Report on Form 8-K is attached as Appendix B.

Representatives of Plante Moran are expected to be present at the annual meeting of stockholders.

The following table presents aggregate fees for professional services rendered by our previous independent registered public accounting firm, EKS&H, prior to its merger into Plante Moran, for the respective periods, all of which were approved by our full Board of Directors for fiscal 2017 and by the Audit Committee for fiscal 2018.

	Year Ended June 30,
	2018	2017
Audit fees (1)	223,000	132,000
Audit-related fees (2)	52,000	90,000
Tax fees (3)	-	-
Total Fees	275,000	222,000

(1)
Audit fees are comprised of annual audit fees and quarterly review fees. In 2018 we also completed a full audit of Nuelle, Inc. subsequent to its merger with the Company.

(2)
Audit-related fees for both fiscal year 2017 and 2018 were comprised of fees related to registration statements, including for our November 2016 public offering, our August 2017 private offering, our November 2017 S-3 filing and our March 2018 public offering, respectively.

(3)
Tax fees are comprised of tax compliance, preparation and consultation fees.

Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm, although it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee for approval a description of services expected to be rendered during that year for each of following four categories of services:

Audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Vote Required

Ratification of the appointment of Plante Moran as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2019.

Unless marked otherwise, proxies received will be voted “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2019.

PROPOSAL NO. 4 — ADJOURNMENT PROPOSAL

Overview

In order to ensure that approval of the Exchange Agreement Proposal is obtained, the Board wishes to seek approval of a proposal to adjourn the Annual Meeting, if necessary, to solicit more votes in favor of the Exchange Agreement Proposal.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the Adjournment Proposal.

Unless marked otherwise, proxies received will be voted “FOR” the approval of the Adjournment Proposal.

CORPORATE GOVERNANCE

Information about the Board of Directors

Board Composition

Our Board of Directors currently consists of six members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

Joshua Disbrow has served as our Chief Executive Officer since April 2015 and as the Chairman of our Board since July 2016. Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.

No stockholder has nominated anyone for election as a director at this annual meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery. Our Compensation Committee consists of Mr. Cantrell (Chair), Mr. Dockery and Mr. Donofrio. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at http://aytubio.com under the “Investor Relations—Corporate Governance” tab.

Audit Committee

Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery. The Audit Committee held four meetings during the year ended June 30, 2018. Each of Mr. Donofrio, Mr. Cantrell and Mr. Dockery satisfies the independence requirements of Rule 803(A)(2) of the NASDAQ listing rules and SEC Rule 10A-3. Our Audit Committee is responsible for, among other things:

●
appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

●
reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor's independence;

●
reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

●
establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

●
investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

●
determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

●
reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

●
monitoring and evaluating the independent auditor's qualifications, performance, and independence on an ongoing basis;

●
reviewing reports to management prepared by the internal audit function, as well as management's response;

●
reviewing and assessing the adequacy of the formal written charter on an annual basis;

●
reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

●
handling such other matters that are specifically delegated to the Audit Committee by our board from time to time.

Our Board has determined that Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our board of directors.

Compensation Committee

Our Compensation Committee consists of Mr. Cantrell (Chair), Mr. Dockery and Mr. Donofrio. The Compensation Committee held one meeting during the year ended June 30, 2018. Each of Mr. Cantrell, Mr. Dockery and Mr. Donofrio satisfies the independence requirements of the NASDAQ listing rules. Our Compensation Committee is responsible for, among other things:

●
reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

●
reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

●
reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;

●
reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

●
reviewing and assessing, periodically, the adequacy of the formal written charter; and

●
such other matters that are specifically delegated to the Compensation Committee by our board from time to time.

Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. The Compensation Committee did not engage the services of outside advisors during fiscal year 2018. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio. The Nomination and Governance Committee did not hold any meetings during the year ended June 30, 2018. Each of Mr. Dockery, Mr. Cantrell and Mr. Donofrio satisfies the independence requirements of the NASDAQ listing rules. It is responsible for, among other things:

●
identifying and screening candidates for our board, and recommending nominees for election as directors;

●
establishing procedures to exercise oversight of the evaluation of our Board and management;

●
reviewing the structure of our Board’s committees and recommending to our Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

●
developing and reviewing our code of conduct, evaluating management's communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

●
reviewing and assessing the adequacy of the formal written charter on an annual basis; and

●
generally advising our Board on corporate governance and related matters.

Risk Oversight

Our Board of Directors is responsible for our Company’s risk oversight. In fulfilling that role, our Board focuses on our general risk-management strategy and the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. Our Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.

Family Relationships

Jarrett T. Disbrow, our Chief Operating Officer, is the brother of Joshua R. Disbrow, our Chief Executive Officer and a director. There are no other family relationships among or between any of our current or former executive officers and directors.

Executive Officers

Our executive officers are as follows:

Name	Age	Position

Joshua R. Disbrow	44	Chairman and Chief Executive Officer
Jarrett T. Disbrow	44	Chief Operating Officer
David A. Green	56	Chief Financial Officer, Secretary, and Treasurer

Biographical information regarding Joshua R. Disbrow is set forth above.

Jarrett T. Disbrow – Chief Operating Officer

Jarrett Disbrow has been employed by us since April 16, 2015. Prior to the closing of the Merger, Mr. Disbrow was the Chief Executive Officer of Vyrix Pharmaceuticals from November 2013. Mr. Disbrow joined Vyrix from Eurus Pharma LLC, or Eurus Pharma, where he held the position of general manager from 2011 to 2013. Prior to joining Eurus Pharma, Mr. Disbrow was the founder, president and chief executive officer of Arbor Pharmaceuticals, Inc., or Arbor Pharmaceuticals, from 2006 to 2010. Following Arbor Pharmaceuticals’ acquisition in 2010, Mr. Disbrow remained with the company as vice president of commercial development. Prior to founding Arbor Pharmaceuticals in 2006, he was head of marketing for Accentia Biopharmaceuticals, Inc. from 2002 to 2006. Mr. Disbrow began his career with GlaxoWellcome, Inc. (now GlaxoSmithKline plc) from 1997 to 2001, where he held positions of increasing responsibility in sales and later marketing. Mr. Disbrow received a BS in business management from North Carolina State University in Raleigh, NC. Mr. Disbrow served on our Board of Directors from April 2015 to July 2016.

David A. Green – Chief Financial Officer, Secretary and Treasurer

Mr. Green has served as our Chief Financial Officer, Secretary and Treasurer since December 18, 2017. Prior to joining the Company, Mr. Green served as Chief Accounting Officer from May 2016 until February 2017 at Intarcia Therapeutics, Inc., a biopharmaceutical company currently engaged in late stage clinical development. Mr. Green was a Consultant at DAG Advisors, a position he held October 2014 to May 2016. From February 2012 until October 2014, he was Chief Financial Officer of Catheter Connections, a commercial-stage medical device company that was acquired by Merit Medical. Preceding Catheter Connections, Mr. Green was CFO at Specialized Health Products International, a publicly traded medical device company that was acquired by C.R. Bard. Prior to his time serving in senior financial leadership roles at commercial-stage specialty life sciences companies, Mr. Green was a Managing Director at Duff & Phelps, a global investment banking and corporate finance advisory firm for nearly a decade. Mr. Green was also a founding member of Ernst & Young's Palo Alto Center for Strategic Transactions, where he advised the firm's clients on using strategic transactions to accelerate growth. Mr. Green earned a Bachelor of Science from the State University of New York, and a Master of Business Administration from the University of Rochester, and is a Certified Public Accountant.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Code of Ethics

We have adopted a written code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. This code of ethics and business conduct can be found in the Investors—Corporate Governance section of our website, http://aytubio.com.

Information Regarding Meetings of the Board

The business of our Company is under the general oversight of our Board of Directors as provided by the Delaware General Corporation Law and our bylaws. During the fiscal year ended June 30, 2018, our Board held 14 meetings and also conducted business by written consent. Except for Mr. Mehta, who joined in the Board in November 2018, each person who was a director during fiscal 2018 attended at least 75% of the Board meetings and the committees on which he served. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so.

We have not adopted a policy with regard to board members’ attendance at annual meetings of stockholders. Except for Mr. Mehta, who joined in the Board in November 2018, all of our directors attended our 2018 annual meeting of stockholders.

Director Independence

Four of our six directors are independent under the NASDAQ listing rules. The other director, Joshua Disbrow, is not independent due to being an executive officer of our Company.

Stockholder Proposals and Communications with the Board

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. These notice deadlines are the same as those required by the SEC’s Rule 14a-8.

Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder; and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.

Stockholders who wish to communicate with our Board of Directors or with specified individual directors may do so directly by writing to:

Board of Directors (or name of individual director)
c/o Secretary
Aytu BioScience, Inc.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

We will forward all communications from stockholders to our full Board of Directors, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

DIRECTOR COMPENSATION

Our current compensation package for non-employee directors, effective July 1, 2017, consists of: an annual cash retainer of $40,000 for the board chair, $25,000 for each other director, $10,000 for each committee chair and $5,000 for each other committee member; a grant of 65,000 restricted shares of stock upon appointment to the board; and an annual stock option grant of 15,000 shares thereafter.

The following table provides information regarding all compensation paid to non-employee directors of our Company during the fiscal year ended June 30, 2018

Name	Fees Earnedor Paid inCash	All Other Compensation (1)	Total
Gary V. Cantrell (2)	$45,000	$101,000	$146,000
Carl C. Dockery (2)	$45,000	$101,000	$146,000
John A. Donofrio Jr (2)	$45,000	$101,000	$146,000
Michael Macaluso (2)	$25,000	$101,000	$126,000

(1)
This column reflects the aggregate grant date fair value of restricted stock.

(2)
As of June 30, 2018, the number of restricted shares held by each non-employee director was as follows: 2,663 restricted shares for Mr. Cantrell; 2,663 restricted shares for Mr. Dockery; 2,663 restricted shares for Mr. Donofrio; and 2,663 restricted shares for Mr. Macaluso.

EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation of our Company’s named executive officers. In establishing executive compensation, our Board of Directors is guided by the following goals:

●
compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers for work required for a company of our size and scope;

●
compensation should align the executive officers’ interests with the long-term interests of stockholders; and

●
compensation should assist with attracting and retaining qualified executive officers.

Summary Compensation Table

The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the years ended June 30, 2018 and 2017 to each of the following named executive officers.

						Non-Equity	Change in Pension Value and Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Award ($)	Award ($)(1)	Compensation($)	Earnings($)	Compensation($)	Total($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Named Executive Officers

Joshua R. Disbrow
Chief Executive Officer	2018	303,000	-	303,000	-	-	-	-	606,000
since December 2012	2017	250,000	-	614,000	189,000	-	-	-	1,053,000

Jarrett T. Disbrow
Chief Operating Officer, Secretary	2018	250,000	-	202,000	-	-	-	-	452,000
and Treasurer	2017	250,000	-	533,000	189,000	-	-	-	972,000

David A. Green (2)
Chief Financial Officer	2018	135,000	-	152,000	-	-	-	-	287,000
since December 2017	2017	-	-	-	-	-	-	-	-

Gregory A. Gould (3)
Chief Financial Officer	2018	96,000	-	-	-	-	-	-	96,000
	2017	10,000	-	533,000	79,000	-	-	-	622,000

(1)
Option awards are reported at fair value at the date of grant. See Item 15 of Part IV, “Notes to the Financial Statements — Note 8 — Equity Instruments” in the 2018 10-K.

(2)
Mr. Green was appointed Chief Financial Officer, Secretary and Treasurer full time effective December 18, 2017.

(3)
Mr. Gould was appointed Chief Financial Officer, Secretary and Treasurer full time effective June 16, 2017 and he resigned in November 2017.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. Executives are reimbursed for business expenses directly related to Aytu business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each executive incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what we determine will be the most beneficial to our Company and our shareholders. No interest is paid on amounts reimbursed to the executives.

In July 2016, our Board of Directors approved a common stock option repricing program whereby previously granted and unexercised options held by our then current employees, consultants and directors with exercise prices above $120.00 per share were repriced on a one-for-one basis to $64.60 per share which represented the per share fair value of our common stock as of the date of the repricing. There was no other modification to the vesting schedule of the previously issued options. As a result, 15,803 unexercised options originally granted to purchase common stock at prices ranging from $134.40 to $362.40 per share were repriced under this program.

In March 2017, our Board of Directors approved a common stock option repricing program whereby all previously granted and unexercised options were repriced on a one-for-one basis to $16.40 per share which represented the closing price of our common stock as of the date of the repricing. There was no other modification to the vesting schedule of the previously issued options. As a result, 36,834 unexercised options originally granted to purchase common stock at prices ranging from $64.60 to $1,051.20 per share were repriced under this program.

Outstanding Equity Awards

The following table contains certain information concerning outstanding equity awards for the named executive officers as of June 30, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Named Executive Officers

Joshua R. Disbrow	84	42	-	$328.00	11/11/2025	7,975	2,074	-	-
Joshua R. Disbrow	50	100	-	$328.00	7/7/2026	-	-	-	-
Jarrett T. Disbrow	83	42	-	$328.00	11/11/2025	5,413	1,407	-	-
Jarrett T. Disbrow	50	100	-	$328.00	7/7/2026	-	-	-	-
David A. Green	-	-	-	$-		3,750	975	-	-
Gregory A. Gould	53	-	-	$328.00	11/15/2019	-	-	-	-
Gregory A. Gould	21	-	-	$328.00	11/15/2019	-	-	-	-

(1)
Based on $0.26 per share which was the closing price of our common stock on NASDAQ on June 30, 2018, the last trading day of that fiscal year.

Employment Agreements

We have entered into an employment agreement with each of Joshua Disbrow and Jarrett Disbrow in connection with their employment as our Chief Executive Officer and Chief Operating Officer, respectively. Each agreement is for a term of 24 months beginning on April 16, 2017, subject to termination by us with or without Cause or as a result of officer’s disability, or by the officer with or without Good Reason (as discussed below). Each executive is entitled to receive $250,000 in annual salary subject to increases based upon recommendation from the compensation committee, plus a discretionary performance bonus with a target of 125% of his base salary. Each executive is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

We entered into an employment agreement with David Green, effective December 18, 2017, to serve as our Chief Financial Officer. The agreement is subject to termination by us with or without Cause (as defined below) or as a result of Mr. Green’s disability, or by Mr. Green with or without Good Reason (as defined below). Mr. Green is entitled to receive $250,000 in annual salary, plus a discretionary performance bonus with a target of 50% of his base salary, based on his individual achievements and company performance objectives established by the board or the compensation committee in consultation with Mr. Green. Mr. Green is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

Payments Provided Upon Termination for Good Reason or Without Cause

Pursuant to the employment agreements, in the event the officer’s employment is terminated without Cause by us or the officer terminates his employment with Good Reason, we will be obligated to pay him any accrued compensation and a lump sum payment equal to two times his base salary in effect at the date of termination, as well as continued participation in the health and welfare plans for up to two years. All vested stock options shall remain exercisable from the date of termination until the expiration date of the applicable award. So long as a Change in Control is not in effect, then all options which are unvested at the date of termination Without Cause or for Good Reason shall be accelerated as of the date of termination such that the number of option shares equal to 1/24th the number of option shares multiplied by the number of full months of such officer’s employment shall be deemed vested and immediately exercisable by the officer. Any unvested options over and above the foregoing shall be cancelled and of no further force or effect, and shall not be exercisable by such officer.

“Good Reason” with respect to the agreements means, without the officer’s written consent, there is:

●
a material reduction in the officer’s overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Change in Control shall not, by itself, necessarily constitute a reduction in the officer’s responsibilities or authority);

●
a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or

●
a material change in the principal geographic location at which the officer must perform his services.

“Cause” with respect to the agreements means:

●
conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime, other than a traffic violation or a misdemeanor;

●
willful malfeasance or willful misconduct by the officer in connection with his employment;

●
gross negligence in performing any of his duties;

●
willful and deliberate violation of any of our policies;

●
unintended but material breach of any written policy applicable to all employees adopted by us which is not cured to the reasonable satisfaction of the board;

●
unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us;

●
willful and deliberate breach of his obligations under the employment agreement; or

●
any other material breach by officer of any of his obligations which is not cured to the reasonable satisfaction of the board.

The severance benefits described above are contingent on each officer executing a general release of claims.

Payments Provided Upon a Change in Control

Pursuant to the employment agreements, in the event of a Change in Control of us, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by us to the officers will immediately vest and become exercisable.

“Change in Control” means: the occurrence of any of the following events:

●
the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (the “Acquiring Person”), other than us, or any of our Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of us entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes); or

●
the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of the voting securities of us outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in us held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of us or such other surviving or resulting entity (or if we or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

●
the sale or other disposition of all or substantially all of the assets of us in one transaction or series of related transactions.

Our only obligation to Joshua Disbrow and Jarrett Disbrow had a Change in Control occurred as of June 30, 2018, would have been the acceleration of the vesting of all options held by them at that date. On June 30, 2018, the closing price of our common stock was below the exercise price for all of the options held by Joshua Disbrow and Jarrett Disbrow and therefore there would have been no economic benefit to them upon the acceleration of vesting of those options.

David A. Green’s employment agreement may be terminated by the Company with or without Cause, as defined in the employment agreement, or as a result of employee’s Disability, as defined in the employment agreement, or by Mr. Green with or without Good Reason, as defined in the employment agreement. Pursuant to the terms of the employment agreement, if the Company ends the term for Cause, if Mr. Green resigns for reasons other than Good Reason, or if Mr. Green dies while employed by the Company, he will be entitled to his Accrued Compensation, as defined in the employment agreement. In the event the Company terminates Mr. Green’s employment without Cause, or because of Disability, or Mr. Green terminates employment with Good Reason, he shall be entitled to his Accrued Compensation, as defined in the employment agreement, and a lump sum equal to 100% of this base salary as well as continued participation in our health and welfare plans for up to twelve months. In addition, Mr. Green’s restricted shares shall vest in accordance with the terms of the restricted stock agreement.

The employment agreement further provides that, upon the occurrence of a Change of Control, as defined therein, all stock options, restricted stock and other stock-based grants issued to Mr. Green shall immediately and irrevocably vest and become exercisable upon the occurrence of a Change of Control.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. The Secretary will forward all such communications to the addressee.

AUDITOR MATTERS

Our Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2018, which were audited by EKS&H LLLP, our prior independent registered public accounting firm. Our Audit Committee discussed with EKS&H LLLP the matters required to be discussed pursuant to Auditing Standards 16, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Our Audit Committee also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended June 30, 2018 were compatible with maintaining EKS&H LLLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for filing with the SEC.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Under our bylaws, stockholder proposals to be considered at our 2020 Annual Meeting must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, or if no annual meeting was held in the prior year, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2020 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by [●], 2019; provided, however, that if the date of the 2020 Annual Meeting is more than 30 days before or after the anniversary date of the 2019 annual meeting, notice by the stockholder must be delivered a reasonable time before the company begins to print and send its proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to David Green, Corporate Secretary, Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

COSTS OF PROXY SOLICITATION

Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. In addition, we have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice proxy process advice and informational support, for a services fee, plus the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended June 30, 2018 and 2017. You can request a copy of our Annual Report on Form 10-K free of charge by calling (720) 437-6580 or by mailing a request to our Corporate Secretary, 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Please include your contact information with the request.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that all such required reports were timely filed during fiscal 2018.

Appendix A

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is dated as of February 5, 2019, by and between Aytu BioScience, Inc., a Delaware corporation (the “Company”), and Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Holder”).

WHEREAS:

A. The Holder is the holder of a Promissory Note, dated November 29, 2018, issued by the Company in the principal amount of $5,000,000 (the “Note”); and

B. The Company and the Holder desire to enter into this Agreement, pursuant to which, among other things, the Holder shall agree to exchange the Note for: (1) Common Stock of the Company, (2) Series E Convertible Preferred Stock of the Company, and (3) a Common Stock Purchase Warrant (the “Exchange Securities”), and the Company desires to issue the Exchange Securities in exchange for the cancellation of the Note and the satisfaction of all principal and interest owed thereunder, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. EXCHANGE.

1.1 Exchange. Subject to and upon the terms and conditions set forth in this Agreement, Holder agrees to surrender to the Company the Note and, in exchange therefore, the Company shall issue to the Holder the following Exchange Securities (collectively, the “Exchange”), which Exchange will also be deemed to satisfy all principal and interesting owing under the Note:

1.1.1 Common Stock. The Company shall issue to the Holder 3,120,064 shares of Common Stock of the Company (the “Common Shares”), which is the amount that, post-exchange, would result in the Holder owning approximately 33.3% of the outstanding Common Stock of the Company.

1.1.2 Series E Convertible Preferred Stock. The Company shall issue to the Holder 2,751,148 shares of Series E Convertible Preferred Stock of the Company (the “Preferred Shares”). The Preferred Shares shall be subject to the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock attached hereto as Exhibit A.

1.1.3 Warrants. The Company shall issue to the Holder a Common Stock Purchase Warrant, which shall be exercisable for 4,403,409 Common Shares. The form of Common Stock Purchase Warrant is attached hereto as Exhibit B.

1.2 Closing. Upon satisfaction of the conditions set forth in Sections 4, 5 and 6 herein, the Company will issue and deliver (or cause to be issued and delivered) the Exchange Securities to the Holder, or in the name of a custodian or nominee of the Holder, or as otherwise requested by the Holder in writing, and the Holder will surrender to the Company the Note.

2. COMPANY REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Holder to enter into this Agreement, the Company represents, warrants and covenants with and to the Holder as follows:

2.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.2 No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the Company or its subsidiaries.

3. HOLDER’S REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Company to enter into this Agreement, the Holder represents, warrants and covenants with and to the Company as follows:

3.1 Ownership of the Note. The Holder is the legal and beneficial owner of the Note. The Holder has continuously held the Note since its issuance or purchase. The Holder, individually or through an affiliate, owns the Note outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

3.2 No Public Sale or Distribution. The Holder is acquiring the Exchange Securities in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Holder does not agree to hold any of the Exchange Securities for any minimum or other specific term and reserves the right to dispose of the Exchange Securities at any time in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws. The Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute or transfer any interest or grant participation rights in the Note or the Exchange Securities.

3.3 Accredited Investor. The Holder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

3.4 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire its pro-rata portion of the Exchange Securities.

3.5 Disclosure of Information. The Holder has had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth in the filings that the Company has made with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s 10-K for the year ended June 30, 2018, which was filed by the Company with the SEC on September 6, 2018 and such other reports filed by the Company with the SEC since July 1, 2018. The Holder has also had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions pertaining to its execution of this Agreement and the Holder has received all the information the Holder considers necessary or appropriate for deciding whether to enter into this Agreement.

3.6 Risk. The Holder understands that its investment in the Exchange Securities involves a high degree of risk. The Holder is able to bear the risk of an investment in the Exchange Securities including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange.

3.7 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the Exchange Securities nor have such authorities passed upon or endorsed the merits of the Exchange Securities.

3.8 Authorization and Binding Obligation. The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Holder, and constitutes the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.9 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Note or the Exchange Securities, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.10 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding this Agreement and the Exchange.

3.11 No Registration; Resale Restrictions. The Holder acknowledges, understands and agrees that the Exchange Securities are being issued hereunder pursuant to an exemption from registration under the Securities Act and as such will not be available for resale to the public until a registration statement has been filed under the Securities Act or the Holder has complied with a resale exemption under the Securities Act.

4. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES. The obligation of each of the Company and the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the date of closing the transactions contemplated by this Agreement (the “Closing Date”) of the following condition:

4.1 Stockholder Approval. The stockholders of the Company shall have approved of the issuance of the Exchange Securities.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

5.1 Delivery. The Holder shall have delivered to the Company the Note.

5.2 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement.

5.3 Representations. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein).

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HOLDER. The obligation of the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the Closing Date of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement.

6.2 Representations. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein).

6.3 Obligations. All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed, subject to any required stockholder approval.

7. COVENANTS.

7.1 No Trading. The Holder agrees not to directly or indirectly purchase, sell, make any short sale of, loan or grant any option for the purchase of, or otherwise transfer or dispose of the Company’s Common Stock (or other securities, warrants, or other forms of convertible securities outstanding or other rights to acquire such securities) until the Company has filed a report with the SEC announcing this Agreement and the transactions contemplated herein.

7.2 UCC Termination. The Holder agrees, promptly following the Closing Date, to file a UCC-3 Financing Statement Amendment in the appropriate jurisdictions to evidence the termination of the Holder’s security interest in any collateral pursuant to the Note.

7.3 Registration. The Company agrees that, within 180 days of the Closing Date, it will register the Common Shares, the shares of Common Stock into which the Preferred Shares are convertible and the shares of Common Stock into which the Common Stock Purchase Warrant is exercisable.

8. MISCELLANEOUS.

8.1 Legends. The Holder acknowledges that the certificate(s) representing the shares issuable upon the exercise of the Warrant shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

8.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

8.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.5 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

8.6 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

8.7 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.8 Notices. To be effective, any notice, consent, or communication required or permitted to be given in connection with this Agreement must be in writing and personally delivered or sent by messenger, fax, overnight courier, electronic mail, or certified mail and when to the Company, addressed to Aytu BioScience, Inc. 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, email, dgreen@aytubio.com, attention David Green, Chief Financial Officer, or in the case of the Holder, to the Holder’s address indicated on the Holder’s signature page, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. All notices, consents, and communications are deemed delivered and received by the receiving party (i) if personally delivered or delivered by messenger, on the date of delivery or on the date delivery was refused, (ii) if delivered by fax transmission or electronic mail, upon receipt of confirmation of the party transmitting such fax or electronic mail, or (iii) if delivered by overnight courier or certified mail, on the date of delivery as established by the return receipt, courier service confirmation, or similar documentation (or the date on which the courier or postal service, as the case may be, confirms that acceptance of delivery was refused or undeliverable).

8.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may not assign some or all of its rights hereunder without the consent of the Company.

8.10 Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

8.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

AYTU BIOSCIENCE, INC.

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

HOLDER: ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Tohuan Steve Chen
Name:	Tohuan Steve Chen
Title:	Controller of the Investment Manager

Address for Notice to Holder, including email address:

Address for Delivery of the Exchange Securities (if different than the address for Notice to the Holder):

Exhibit A
Series E Convertible Preferred Stock Certificate of Designation

CERTIFICATE OF DESIGNATION

AYTU BIOSCIENCE, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES E CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

The undersigned, Joshua R. Disbrow and David A. Green, do hereby certify that:

1. They are the President and Secretary, respectively, of Aytu BioScience, Inc., a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 50,000,000 shares of preferred stock, 4,489,998 of which have been issued and are outstanding.

3. The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 50,000,000 shares, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 2,751,148 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Issuer Direct Corporation, the current transfer agent of the Corporation with a mailing address of 500 Perimeter Park Dr, Ste D, Morrisville, NC 27560 and a facsimile number of 919-481-6222, and any successor transfer agent of the Corporation

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as Series E Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 2,751,488 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $0.88, subject to increase set forth in Section 3 below (the “Stated Value”). The Preferred Stock will initially be issued in book-entry form. As between the Corporation and a beneficial owner of Preferred Stock, such beneficial owner of Preferred Stock shall have all of the rights and remedies of a Holder hereunder.

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, disregarding for such purpose any conversion limitations hereunder) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock. The Corporation shall not pay any dividends on the Common Stock unless the Corporation simultaneously complies with this provision.

Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or e-mail such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Conversion Price. The conversion price for the Preferred Stock shall equal $0.88, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion

i. Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, which Conversion Shares, if registered with the Commission, if registered with the Commission, shall be free of restrictive legends and trading restrictions, and (B) a bank check in the amount of accrued and unpaid dividends, if any. The Corporation shall use its best efforts to deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 12:00 p.m. (New York City time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Original Issue Date, and the Original Issue Date being deemed the “Share Delivery Date” with respect to any such Notice(s) of Conversion.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof is absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 40% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock and, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein.

e) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)  Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Controller, facsimile number (720) 437-6527, e-mail address ecreason@aytubio.com, or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Corporation. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail at the e-mail address set forth in this Section 8 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series E Convertible Preferred Stock.

*********************

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this [●] day of [●], 2019.

Name:	Name:
Title:	Title:

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series E Convertible Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Aytu BioScience, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Preferred Stock owned prior to Conversion: _______________

Number of shares of Preferred Stock to be Converted: ________________________

Stated Value of shares of Preferred Stock to be Converted: ____________________

Number of shares of Common Stock to be Issued: ___________________________

Applicable Conversion Price:____________________________________________

Number of shares of Preferred Stock subsequent to Conversion: ________________

Address for Delivery: ______________________
or
DWAC Instructions:
Broker no: _________
Account no: ___________

[HOLDER]

By:
Name:
Title:

Exhibit B
Form of Common Stock Purchase Warrant

COMMON STOCK PURCHASE WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

AYTU BIOSCIENCE, INC.

Warrant Shares: 4,403,409	Initial Exercise Date: [●], 2019

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Armistice Capital Master Fund Ltd or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after [●], 2019 (the “Initial Exercise Date”) and on or prior to the close of business on the five (5) year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Aytu BioScience, Inc., a Delaware corporation (the “Company”), up to 4,403,409 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on OTC Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of

Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

Transfer Agent” means Issuer Direct Corporation, with a mailing address of 500 Perimeter Park Dr, Ste D, Morrisville, NC 27560 and a facsimile number of 919-481-6222, and any successor transfer agent of the Company.

“Warrants” means this Warrant and other Common Stock Purchase Warrants issued by the Company pursuant to an Exchange Agreement between the Company and the Holder dated as of February 5, 2019.

Section 2. Exercise.

a) Subject to the limitations set forth in this Section, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before close of business on the Termination Date by delivery to the Company of a duly executed facsimile copy (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If after six months from the Initial Exercise Date there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c). Notwithstanding anything herein to the contrary but without limiting the rights of the Holder to receive Warrant Shares on a “cashless exercise” and without limiting the liquidated damages provision in section 2(d)(i) and the Buy-In provision in Section 2(d)(iv), in the event there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, under no circumstance will the Company be required to net cash settle the warrants.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder's Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 40% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may decrease the Beneficial Ownership Limitation provisions of this Section 2(e). The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (which approval shall not be unreasonably withheld or delayed) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Initial Exercise Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal Proceedings concerning the interpretation, enforcement and defense of this Warrant shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any provision hereunder), and hereby irrevocably waives, and agrees not to assert in any suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such Proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal Proceeding arising out of or relating to this Warrant. If any party shall commence an action or Proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or Proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or Proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate Proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile or by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, Attention: Chief Executive Officer, facsimile number: (720) 437-6527, email address: Josh.Disbrow@aytubio.com or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

i) Reserved.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder or the beneficial owner of this Warrant, on the other hand.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of [●], 2019.

AYTU BIOSCIENCE, INC.

By: __________________________
Name:
Title:

NOTICE OF EXERCISE

TO: AYTU BIOSCIENCE, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[   ]  in lawful money of the United States; or

[   ]  if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Tax ID Number: _______________________

(4) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:
___________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:
___________________________________

____________________________________

____________________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________

Signature of Authorized Signatory of Investing Entity:__________________________________

Name of Authorized Signatory:____________________________________________________

Title of Authorized Signatory: ______________________________________________________

Date:__________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _____________________ __, ______

Holder's Signature:

Holder's Address:

Appendix B

AUDITOR LETTER

October 22, 2018

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Aytu BioScience, Inc.’s statements included under Item 4.01 of its Form 8-K filed on

October 22, 2018 and we agree with such statements concerning our firm.

EKS&H LLLP

B-1

ANNUAL MEETING OF SHAREHOLDERS OF
AYTU BIOSCIENCE, INC.
April 12, 2019

PROXY VOTING INSTRUCTION

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-579-1639 in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote online/phone until 11:59 PM EDT the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

The Notice of Annual Meeting of Stockholders and Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election as director of the nominees listed below.

NOMINEES:	FOR	WITHHOLD
o Joshua R. Disbrow	☐	☐
o Gary V. Cantrell	☐	☐
o Carl C. Dockery	☐	☐
o John A. Donofrio Jr.	☐	☐
o Michael Macaluso	☐	☐
o Ketan B. Mehta	☐	☐

2.
The closing of the Exchange Transactions contemplated by the Exchange Agreement between the Company and Armistice Capital Master Fund Ltd., pursuant to which the Company will exchange the Promissory Note, dated November 29, 2018, issued by the Company to Armistice in the principal amount of $5,000,000 for: 3,120,064 shares of common stock of the Company, 2,751,148 shares of Series E Convertible Preferred Stock of the Company, and a Common Stock Purchase Warrant exercisable for 4,403,409 shares of common stock of the Company.
		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	The adjournment of the Annual Meeting, if necessary, to continue to solicit votes for the Exchange Agreement Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting, the 2018 Annual Report and Annual Report on Form 10-K.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■